UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022

Descrypto Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24520	04-3021770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

625 N. Flagler Drive, Suite 600
West Palm Beach, FL 33401
(Address of principal executive offices) (Zip Code)

(561) 514-0936

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into A Material Definitive Agreement.

On May 23, 2022 (the “Effective Date”), Descrypto Holdings, Inc. (the “Company”) entered into a share exchange agreement (the “Share Exchange Agreement”) by and among (i) the Company, (ii) OpenLocker Inc. (“OpenLocker”), (iii) all of the stockholders of OpenLocker (collectively with the Additional Stockholders (as hereinafter defined), the “OpenLocker Stockholders”), and (iii) Brian Klatsky, as the representative of the OpenLocker Stockholders.

Pursuant to the terms of the Share Exchange Agreement, following the Effective Date, OpenLocker may issue additional shares of OpenLocker common stock to (i) persons who are not parties to the Share Exchange Agreement as of the Effective Date, and (ii) persons who, as of the Effective Date, hold certain simple agreements for future equity (“SAFEs”) of OpenLocker, which SAFEs will be exercised or otherwise converted or exchanged for shares of OpenLocker common stock prior to the closing (the “Closing”) of the Exchange (as hereinafter defined). Upon the issuance of any shares of OpenLocker common stock or conversion or exercise of the SAFEs, each share recipient will execute a joinder to the Share Exchange Agreement. Each person who signs such a joinder is referred to herein as an “Additional Stockholder.”

Pursuant to the terms of, and subject to the conditions set forth in, the Share Exchange Agreement, at the Closing, all of the outstanding shares of OpenLocker common stock will be exchanged for an aggregate of 12,500,000 shares of Company common stock, which shares will be apportioned among the OpenLocker Stockholders pro rata based on the number of shares of OpenLocker common stock held by such OpenLocker Stockholders (the “Exchange”). As a result, following the Closing, the Company will own 100% of OpenLocker’s issued and outstanding capital stock and OpenLocker will become a wholly owned subsidiary of the Company.

In addition, the Company agreed to the following pursuant to the terms of the Share Exchange Agreement:

(i)	Following the Closing, the Company will reserve 750,000 shares of Company common stock for issuance to OpenLocker employees as options, restricted stock or similar incentive compensation, on terms to be determined by the Company’s Board of Directors (the “Board”);
(ii)	At the Closing, the Company will contribute $300,000 to the operations of OpenLocker, which funds will generally be used for working capital uses and for the payment of OpenLocker payables and costs and expenses incurred by OpenLocker in connection with the Exchange and related transactions, and not for executive salaries, cash bonuses, etc.;
(iii)	Following the Closing and prior to September 1, 2022, the Company will fund at least an additional $250,000 to the operations of OpenLocker, which will generally be used for working capital uses and not for executive salaries, cash bonuses, etc.;
(iv)	At the Closing, Mr. Klatsky will be named as a member of the Board; and
(v)	At the Closing, American Capital Ventures, Inc. (“ACV”), Leone Capital Group LLC (“Leone”) and Mr. Klatsky will enter into a voting agreement pursuant to which, subject to the terms and conditions therein, Leone and ACV will agree to vote for Mr. Klatsky as a director of the Company.

Each of ACV and Leone is a significant stockholder of the Company. Howard Gostfrand, the Company’s Chief Executive Officer, Principal Financial Officer and a member of the Board, is the sole owner of ACV. Laura Anthony, the Company’s President and a member of the Board, is the sole owner of Leone.

It is expected that the business of OpenLocker will become one of the core businesses of the Company following the Closing. OpenLocker is a leading innovator in utilizing blockchain technology to provide digital ownership of NFTs for college athletes and thoroughbred racing stars.

The Share Exchange Agreement includes customary representations, warranties, and covenants by the respective parties and closing conditions, including that all SAFEs shall have been converted or exercised. Consummation of the transactions contemplated under the Share Exchange Agreement is not subject to a financing condition.

Subject to the conditions set forth in the Share Exchange agreement, the Company expects that the Closing will occur on or prior to May 31, 2022.

The foregoing description of the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 24, 2022, the Company issued a press release announcing entry into the Share Exchange Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Share Exchange Agreement, dated as of May 23, 2022, by and among Descrypto Holdings, Inc., OpenLocker Inc., the stockholders of OpenLocker Inc. party thereto and Brian Klatsky as the stockholders’ representative.
99.1	Press release issued by the registrant on May 24, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Descrypto Holdings, Inc.

Date: May 24, 2022	/s/ Howard Gostfrand
Howard Gostfrand
Chief Executive Officer